EXHIBIT 10

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc., and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

*10.59	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 17, 2012. Commission File No. 001-09618.

*10.60
Nominating and Governance Committee and Board of Directors approval of compensation for members of a special committee of the Board of Directors. Filed as Exhibit 10.60 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.61	Form of Stock Option Grant Notice and Award Agreement. Filed as Exhibit 10.61 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.62	Form of Restricted Stock Grant Notice and Award Agreement. Filed as Exhibit 10.62 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.63	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.63 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.64	Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.64 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.65	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.65 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.66	Form of Premium Share Unit Deferral Election Form. Filed as Exhibit 10.66 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.67	Form of Cash Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.67 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.68	Form of Cash Settled Performance Based Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.68 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.69	Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.69 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.70	First Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.70 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.71	First Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.71 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.72	Second Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.72 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

10.73
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.74
Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.75
Series 2013-1 Indenture Supplement to the Indenture, dated as of February 14, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

*10.76	Navistar International Corporation 2013 Performance Incentive Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.77
Fiscal Year 2013 Long-Term Equity Grant award description to named executive officers. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.78	John J. Allen (a named executive officer) Retention Grant Award description included as Item 5.02 in the Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

The following documents of Navistar International Corporation are filed herewith:

*10.79	Second Amendment to the Navistar, Inc. Managerial Retirement Objection Plan.

*10.80	Third Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan.

*10.81	Form of Performance Based Share Settled Stock Unit Award Agreement.

*10.82	Form of Performance Stock Option Award Agreement.

*10.83	Form of Stock Option Grant Notice and Award Agreement with Non-Competition Provision.

*10.84	Form of Restricted Stock Grant Notice and Award Agreement with Non-Competition Provision.
______________________

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

Exhibit 10.79
SECOND AMENDMENT TO THE
NAVISTAR, INC.
MANAGERIAL RETIREMENT OBJECTIVE PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Managerial Retirement Objective Plan, as amended through July 31, 2008 (the “Plan”); and
WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 7.3 therein.
NOW THEREFORE, by virtue and in exercise of the power to amend the Plan reserved to the Company under the Plan, the Plan is hereby amended as follows:

1.
Effective as of December 1, 2008, the first paragraph of Section 4.3 of the Plan is amended by replacing the term “Section 4.10” with the term “Sections 4.10 and 4.13” at the two occurrences of said former term therein.

2.	. Effective as of December 1, 2008, the Plan is amended by adding a new Section 4.13 as follows:

“4.13    Special Rule for Certain Participants Who Were Involuntarily Terminated On or After December 1, 2008 and Prior to December 31, 2008, Whose Actual Retirement Dates are On or After December 1, 2008 and Prior to February 1, 2009
A Participant whose employment is Involuntarily Terminated (within the meaning of Section 9 of the Plan) on or after December 1, 2008 and prior to December 31, 2008, whose Actual Retirement Date is on or after December 1, 2008 and prior to February 1, 2009, and who Retired prior to the payment of his or her incentive award for the fiscal year (or fiscal quarter, as applicable) ending October 31, 2008, will have his/her amounts under this Section 4 calculated or recalculated, as applicable, as soon as administratively practicable after the payment of any such award. The calculation or recalculation will recognize such award in the determination of such Participant's Final Average Compensation and Enhanced Final Average Compensation under Section 4.3, and such award will be considered as having been paid during the last month of the applicable “120-month period” with respect to Final Average Compensation and of the comparable period with respect to Enhanced Final Average Compensation described in Section 4.3, but only to the extent that such award was paid after the end of such applicable periods. Any net increases in such Participant's allowances under the Plan resulting from such calculation or recalculation shall be effective as of (and retroactive to, if applicable) such Participant's Actual Retirement Date, shall constitute a Non-Grandfathered Amount, and shall be subject to Code Section 409A.”
* * *

Exhibit 10.80
THIRD AMENDMENT TO THE
NAVISTAR, INC.
SUPPLEMENTAL RETIREMENT ACCUMULATION PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended through July 31, 2008 and as subsequently amended through the Second Amendment thereto (the “Plan”); and
WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 5.1 therein.
WHEREAS, the second paragraph of the Introduction to the Plan (as amended) specifies that the provisions of the Plan shall be interpreted (and, if appropriate, revised) so as to be consistent with the requirements of Internal Revenue Service Notice 2010-6.
NOW THEREFORE, by virtue and in exercise of the power to amend the Plan reserved to the Company under the Plan, the Plan is hereby amended as follows:

1.	Effective as of January 1, 2009, Section 1.27 of the Plan is amended by replacing the term “Retirement” with the term “Termination of Employment” where it occurs therein.

2.	Effective as of January 1, 2009, Section 1.31(b) of the Plan is amended by replacing the term “Retirement” with the term “Termination of Employment” at its first occurrence therein.

3.
Effective as of January 1, 2009, the first sentence of Section 1.4 of SUPPLEMENT A of the Plan is amended by replacing the words “form of an annuity” with the words “form of a monthly annuity” where they occur therein.

4.	Effective as of January 1, 2009, Section 1.6 of SUPPLEMENT A of the Plan is amended by adding the following to the end thereof:

“By way of further clarification, for any Participant who is covered by this Supplement A:
(a) The date as of which monthly annuity benefits are scheduled to commence pursuant to the provisions of Section 1.3 of this Supplement A (including the special circumstances under paragraphs (a) and (b) therein) shall be referred to hereinafter as the “Annuity Starting Date.” The date upon which monthly annuity benefits actually commence shall be subject to delay for any Participant who is a Specified Employee as of his or her Termination of Employment as described in Section 1.6(b) of this Supplement A.
(b) The definition of the term “Settlement Date” shall be modified to read as follows: Settlement Date shall mean the Annuity Starting Date; provided that, in the case of any Participant who is a Specified Employee as of his or her Termination of Employment (other than by reason of death), the Settlement Date shall be the later of (i) the Annuity Starting Date and (ii) the first day of the sixth month following the first day of the month coincident with or next following the date on which a Participant experiences a Termination of Employment; provided further, however, that in the case of the Participant's death before any payment from his or her Account is made, including, if applicable, during the delay period indicated above in this paragraph, Settlement Date shall mean the date on which the Participant's Account (or any portion thereof) is paid to his or her Beneficiaries (or, in the event the provisions of Section 2.4 of this Supplement A apply, the date on which the first monthly survivor benefit is paid). In the event of the delay described in the preceding sentence, on the first date on which such benefit payments may be paid to the Participant at the end of such six-month period (or upon an earlier payment in the event of death), the Participant shall receive payment of all monthly benefit payments due from his/her Annuity Starting Date, with an appropriate adjustment for interest for delayed payment (computed in a manner consistent with computing interest adjustments for delayed pension payments under Section 4.7 of the SERP).
(c) The definition of the term “Valuation Date” shall be modified to read as follows: Valuation Date shall mean the Annuity Starting Date.
(d) Consistent with Section 1.4 of this Supplement A, for any Participant whose Termination of Employment occurs prior to January 1, 2013, no Employer Contributions or notional earnings not already credited to such Participant's Account as of the date of such Termination of Employment under the Plan's standard provisions (that is, without regard to this Supplement A) shall be credited to such Participant's Account following such Termination of Employment.

(e) Consistent with Section 1.4 of this Supplement A, for any Participant whose Termination of Employment occurs on or after January 1, 2013:
(1) Employer Contributions for the Plan Year in which occurs the Participant's Termination of Employment and/or for the prior Plan Year, which have not already been made and credited to such Participant's Account as of the date of such Termination of Employment under the Plan's standard provisions (that is, without regard to this Supplement A) may, at the Employer's complete and sole discretion, be made and credited to such Participant's Account as of the date of such Termination of Employment; and
(2) notional earnings not already credited to such Participant's Account balance as of the date of such Termination of Employment under the Plan's standard provisions (that is, without regard to this Supplement A) shall be credited to such Participant's Account as of the date of such Termination of Employment.”

5.	Effective as of January 1, 2009, Section 2.1 of SUPPLEMENT A of the Plan is amended by adding the following to the end thereof:

“For purposes of this Section 2.1 of Supplement A, the terms Normal Retirement Date and Early Retirement Date shall have the same respective meanings as defined in Section 1 of the SERP.”

6.	Effective as of January 1, 2009, Section 2.4 of SUPPLEMENT A of the Plan is replaced in its entirety to read as follows:

“2.4    Payment on Death.

(a)    In lieu of the lump sum Death Benefit otherwise provided under Section 4.3 of the Plan, the event of a Participant's death, the Participant's surviving spouse who has been married to the Participant for at least one year prior to the date of death shall be entitled to a monthly survivor benefit payable for the remainder of such spouse's lifetime, which shall be of an amount equal to the monthly benefit determined pursuant to Section 1.4 of this Supplement A, payable for the life of the spouse (rather than for the life of the Participant), provided further that the Participant neither (1) is a Former MRO Participant who dies prior to Retirement (as defined in Section 1.25 of the Plan) on or after an involuntarily Termination of Employment (for reasons other than Cause) occurring on or after January 1, 2008, unrelated to a Change in Control, nor (2) dies prior to the attainment of age 55, nor (3) dies prior to the completion of 5 years of Credited Service (as defined in the SERP).

(b)    Neither the provisions of Section 4.3 of the Plan nor of Section 2.4(a) of this Supplement A shall apply in the case of a Participant whose benefits have commenced in the form of a monthly annuity pursuant to Sections 1.3 and 1.4 of this Supplement A.

(c)    For further clarity, the provisions of Section 4.3 of the Plan shall continue to apply in the case of a Participant (1) described in paragraph (1), (2), or (3) of Section 2.4(a) of this Supplement A, or (2) who does not have surviving spouse who has been married to the Participant for at least one year prior to the date of death, if otherwise eligible thereunder.”

* * * * *

Exhibit 10.81
NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
NOTICE OF SHARE SETTLED PERFORMANCE-BASED
STOCK UNIT GRANT AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

PERFORMANCE PERIOD:            [_________] - [_________]

TARGET PERFORMANCE STOCK UNITS:    xxxxx

PERFORMANCE MEASURE:            Earnings Before Interest, Taxes, Depreciation, Amortization,                             Pensions, and Other Post-Employment Benefits (EBITDAPO)

DATE OF GRANT:                [_________]

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Share Settled Performance Based Stock Unit Award (this “Award or a Stock Unit”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Share Settled Performance Based Stock Unit Award Notice and Agreement (this “Agreement”) and is granted pursuant to the Corporation's 2013 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan; which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.
Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement the Plan, and any and all conditions established by the Corporation in connection with the Award and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.	Performance Period. The Performance Period for this Award shall commence on [_________] and shall end on [_________].

3.
Grant of Share Settled Performance Based Stock Unit. Subject to the restrictions, limitations, terms and conditions specified in the Plan and in this Agreement, the Corporation, in the exercise of its sole discretion hereby grants this Award to the Grantee as of the Grant Date listed above. The number of Target Share Settled Performance Based Stock Units (the “Stock Units”) granted are deemed the target shares used to calculate the number of actual Stock Units awarded, if any, and upon issuance will be used solely to calculate the number of Shares, if any, awarded to the Grantee in accordance with this Agreement, and do not create any separate rights or entitlements. A single Stock Unit represents the right to receive one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”), provided that certain performance measures as detailed in Section 4 and 5 below are achieved.

4.	Vesting and Performance Requirements. The vesting of this Award shall be subject to the satisfaction of the conditions set forth in subsections a and b of this Section 4:

a.
Service Vesting Requirement. Except as otherwise provided herein, the right of the Grantee to receive payment of this Award, if any, shall become vested only if he or she remains continuously employed by the Navistar Companies from the Date of Grant of the Award until the end of the Performance Period, [_________].

b.
Performance Criteria. The vesting of the Stock Units subject to this Award shall be determined based on the Corporation's earnings before interest, tax, depreciation, amortization, pension and other post employment benefits (“EBITDAPO”) over the twelve month period beginning on [_________] and ending on [_________] and as provided in Section 5 below.

5.	EBITDAPO Target.

a.	Earning of Award. The extent to which the Grantee will receive Stock Units is based on the Corporation's meeting EBITDAPO targets as provided on the following chart:

EBITDAPO Performance Range	EBITDAPO Target ($ in millions)	Payout Multiple	Percentage of Target Shares Earned
Maximum	$x,xxx	2.0x	200%
Target	$x,xxx	1.0x	100%
Threshold	$xxx	.5x	50%
Less than Threshold	Under $xxx	0x	—%

Note:     EBITDAPO results between Threshold and Target or between Target and
Maximum will result in an interpolated payout multiple based on actual performance.

b.
Calculation of Corporation's EBITDAPO. EBITDAPO is determined in the sole discretion of the Corporation, and is defined as Earnings Before Interest, Taxes, Depreciation, Amortization, Pensions, and Other Post Employment Benefits, which is equal to the sum of net income, manufacturing interest, income tax, depreciation and amortization, and net post retirement benefits expense as reported in the Corporations financial statements included in its annual report on Form 10-K, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or non-recurring items, plant closing costs, and the cumulative effect of taxes or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.

6.
Calculation of Stock Units Awarded. Subject to earlier forfeiture as provided in Section 7 below, at the end of the Performance Period on [_________], the Corporation will calculate the actual number of Stock Units awarded, if any, by using the calculations and metrics below:

a.
Number of Stock Units Earned. At the end of the Performance Period the number of Stock Units actually awarded, if any, under the Agreement will equal the number of Target Performance Stock Units (as stated on page 1) subject to the Award multiplied by the applicable Percent of Target Shares Earned (as provided in Section 5 above).

7.
Termination of Grantee Status as a Participant.  Entitlement to the Award, and any issuance of Common Stock thereunder, is subject to the Grantee remaining continuously employed through the last day of the Performance Period. Notwithstanding the foregoing and any provision of the Plan, if the Grantee terminates employment at any time due to a [Qualified Retirement, which, “Qualified Retirement” means a termination from employment from the Navistar Companies that occurs (i) at any time after the first (12) twelve months and (1) one day after the grant date and (ii) after the Employee attains age 55 and at the time of the termination the Employee has either: (x) (10) ten or more years of continuous service as a full-time Employee, or (y) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE")], or if the Grantee terminates employment at any time during the Performance Period due to death or permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant, as determined by the Committee), after the end of the Performance Period, Grantee (or in the event of death, Grantee's estate) will be entitled to a pro rata portion of the number of Stock Units Grantee would have received, if any, had Grantee remained employed until the end of the Performance Period. The pro rata portion will be based on the number of full months in the Performance Period during which Grantee was employed as compared to the total number of months in the Performance Period. If the Grantee terminates employment with the Corporation for any other reason, all rights to any Stock Units at the time of termination of employment shall be forfeited.

8.	Treatment of Dividends. Notwithstanding any provisions of the Plan, the Grantee shall not receive dividends or dividend equivalents on the Stock Units.

9.
Form of Payment. Except as herein provided, after the end of the Performance Period, Grantee shall be entitled to receive the total number of Stock Units determined under Section 6. Each Stock Unit earned, if any, will be paid in one share of the Corporation's Common Stock. The Shares of Common Stock shall be issued in book-entry form to or in respect of the Grantee as soon as practicable after the end of the Performance Period, following the release of [_________] fiscal year-end earnings filed with the SEC on Form 10-K. The value of any fractional shares shall be paid in cash at such time shares of Common Stock are delivered to the Grantee.

10.
Rights as Stockholders. Subject to Section 8 of this Agreement, the Grantee shall have the same rights as a stockholder of the Corporation in respect to the Stock Units, except that the Stock Units shall not include the right to vote until and unless the Stock Units have vested and ownership of shares of Common Stock represented by the Stock Units have been transferred to (or on behalf) of the Grantee.

11.
Non-Transferability.  Grantee's right in the Stock Units awarded under this Award Agreement and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution. Stock Units shall not be subject to execution, attachment or other process.

12.
Extraordinary Item: Coordination with Local Law. By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the Stock Units are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Stock Units are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment with the Navistar Companies, the Grantee's right to receive future Stock Units under the Plan and to receive payouts of the Stock Units shall terminate as of the date that the Grantee is no longer actively employed and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to receive a pro rata amount of any awarded Stock Units, if any, pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so receive such Stock Units shall be measured from the date the Grantee terminates active employment with the Navistar Companies and shall not be extended by any notice period under local law.

13.
No Right to Continued Employment. Neither the execution and delivery hereof nor the granting of the Award shall constitute or be evidence of any agreement or understanding, express or implied, on the part of the Navistar Companies to employ or continue the employment of the Grantee for any period.

14.
Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

15.
Non-Competition. In consideration of the Award granted under this Agreement which may become issuable pursuant to Sections 4 and 6 above, the Grantee agrees to be bound by the covenants of this Section 15.  The Grantee acknowledges that the covenants contained within this Section 15 are essential elements of this Agreement, and that, but for the agreement of the Grantee to comply with such covenants, the Corporation would not have entered into this Agreement.  The right to this Award shall be made with respect to the covenants of this Section 15 at such time(s) when all other terms and conditions of the Agreement and the Plan have been satisfied. The Grantee agrees that he or she shall:

At all times during the Performance Period and for a period of (12) twelve months immediately following termination of employment for any reason, not, directly or indirectly (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise), provide services to any other business or organization anywhere in the United States of America or its territories, Canada, Mexico, Brazil, United Kingdom, Germany, South Africa, United Arab Emirates, India and the People's Republic of China, or any other country in which the Navistar Companies, directly or indirectly including but not limited to through a joint venture, strategic alliance or other similar arrangement, conducts business at the time of the Grantee's termination of employment that competes with the business of the Navistar Companies by (1) manufacturing, selling or servicing medium or heavy duty vehicles with diesel powered engines (including but not limited to commercial trucks, commercial buses, school buses, recreational vehicles, and military vehicles), parts or components for such vehicles, diesel powered engines for such vehicles, parts or components for diesel powered engines for such vehicles, or providing financing or financing-related services related to any such manufacturing, selling or servicing activities, or (2) providing other services or products which are the same as or substantially similar to those provided by the Navistar Companies at the time of the Grantee's termination of employment”); provided, however, that such restriction shall not prohibit the Grantee's purchase or ownership of less than 5% of the outstanding voting stock of a publicly-held company so long as such ownership is passive in nature.
The Grantee acknowledges and agrees that the foregoing covenants set forth in this Section 15 are reasonable, including without limitation, as to scope, activity, subject, geography and duration, and that irreparable injury will result to the Navistar Companies in the event of any violation by the Grantee of these covenants, and that said covenants are a condition precedent to the Corporation and the Navistar Companies willingness to enter into this Agreement and grant the Award set forth in this Agreement.  In the event that any of the foregoing covenants are violated, the Corporation and the Navistar Companies shall be entitled, in addition to any other remedies and damages available under law, equity, or otherwise, to recoup, offset, suspend, or terminate this Award and benefits previously paid or otherwise subsequently owed to the Grantee under this Agreement, to injunctive relief from any court of competent jurisdiction to restrain the violation of such covenants, and/or to prevent any threatened violation by the Grantee, and/or by any person or persons acting for, or in concert with, the Grantee in any capacity whatsoever, without posting a bond or other security. In addition, if such a court deems that any of the foregoing covenants are unreasonable, the Corporation and Grantee agree that the maximum permissible period and scope prescribed by such court shall be substituted for the stated period and scope.

16.
Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 16. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all equity awards or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

17.
Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Stock Units awarded under the Plan or future Stock Units that may be awarded under the Plan by electronic means or request Grantee's consent to participate in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

18.
Amendment. Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the Stock Units or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the Stock Units that are then subject to terms or conditions of this Agreement.

19.
Change of Control. In the event of a Change of Control (as determined under the Plan), all unvested Stock Units granted under this Agreement shall be fully awarded and paid out at 100% of Target, and payout for the Stock Units, as described in Section 9 above, shall be made immediately, without regard to the attainment of the Performance Measurements. The date of a Change of Control shall be considered the payout date for purposes of this Agreement.

20.
Mandatory Deferral to Preserve Deductibility of Payments. To the extent that any compensation to be paid to the Grantee under this Agreement with respect to a taxable year would exceed the amount deductible by the Corporation under Section 162(m) of the Internal Revenue Code, such compensation automatically shall be deferred under the terms of this Agreement and the Plan without the necessity of an election to defer. Such amount shall be held and administered subject to the terms of the Plan, provided that it may not be distributed to the Grantee prior to the first taxable year in which such amounts, if paid, would be deductible to the Corporation.

21.
Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

22.
Construction. The Stock Units are being issued pursuant to the Plan and are subject to the terms of the Plan.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provision of this Agreement violates or is inconsistent with any provisions of the Plan, this Agreement shall govern and any inconsistent provision in the Plan shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

23.
Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

24.
Successors and Assigns. This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

25.
Entire Understanding. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

26.
Governing Law. Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

* * *

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

By:_______________________________
Executive Vice President and CFO

GRANTEE
Attest:

_________________________________

__________________________

Corporate Secretary

Exhibit 10.82
NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
NOTICE OF PERFORMANCE
STOCK OPTION GRANT
AND AWARD AGREEMENT

Optionee:    [___________]
Address:        [___________]

You have been granted an option to purchase Common Stock of Navistar International Corporation, a Delaware corporation (the “Corporation”) as set forth below:

Date of Grant:                    [___________]

Performance Period:                [___________] - [___________]

Performance Measure:                20-Day Average Stock Price Requirement

Exercise Price Per Share:            [___________]

Number of Target Stock Options Granted:    [___________]

Type of Option:                Non-Qualified Stock Option

Expiration Date:                [___________]

Vesting Schedule:	The Option can be exercised in whole or in part subject to meeting the vesting and performance conditions of Section 5 of the Agreement.

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this award through the Corporation's online acceptance procedure, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the 2013 Performance Incentive Plan or any successor plan, and the Stock Option Agreement, which are hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________

Executive Vice President and CFO

Attest:                    OPTIONEE

__________________________        _________________________________

Corporate Secretary

NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
NON-QUALIFIED PEFORMANCE-BASED
STOCK OPTION AGREEMENT

1.
Grant of Option. Navistar International Corporation, a Delaware corporation (the “Corporation”) hereby grants to the Optionee named in the Notice of Performance Stock Option Grant (the “Notice of Grant”) the right and option (this “Option”) to purchase all or any part of an aggregate of the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to satisfying the vesting and performance conditions of Section 5 below and the terms, definitions, restrictions, and conditions of the 2013 Performance Incentive Plan (the “Plan”) or any successor plan, which is incorporated into this Non-Qualified Performance-Based Stock Option Agreement (the “Agreement”) by reference. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

As designated in the Notice of Grant this Option is a Non-Qualified Stock Option (“NQO”) and is not intended to be treated as a stock option described in subsection (b) of Section 422 of the Code.

2.
Acceptance of Terms and Conditions. By accepting this Option, the Optionee agrees to be bound by the terms and conditions of this Agreement, the Plan and any and all conditions established by the Corporation in connection with Stock Options issued under the Plan, and understands that this Option does not confer any legal or equitable right (other than those constituting the Option itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly, or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

3.
Term of Option. Subject to the Option satisfying the vesting and performance conditions of Section 5 below, and all other terms and conditions of the Plan and this Agreement, the term of this Option shall be for a period of (7) seven years from the Date of Grant set forth in the Notice of Grant and shall expire on the Expiration Date set forth in the Notice of Grant and must be exercised, if at all, on or before the Expiration Date. Notwithstanding any other provisions governing expiration of the Option provided in the Plan and this Agreement, if the performance conditions of Section 5 below are not satisfied this Option shall expire on [_________].

4.	Performance Period. The Performance Period for this Option shall commence on [___________] and shall expire in full on [___________].

5.	Vesting and Performance Requirements. The vesting of the Option shall be subject to the satisfaction of the conditions set forth in subsections a. and b. below:

a.
Service Vesting Requirement. Except as otherwise provided herein, the right of the Optionee to exercise this Option, if any, shall become vested only if he or she remains continuously employed by the Navistar Companies from the Date of Grant of the Option until the end of the Performance Period.

b.
Performance Conditions. The vesting of this Option shall be conditioned upon the satisfaction of a performance vesting requirement based on a 20-day average stock price of the Corporation's Common Stock, as provided in Section 6 below, and as measured during the Performance Period.

c.
Vest Date. If both conditions of subsection a. and b. of this Section have been met the Option will be exercisable on [______________] as to the number of Options earned, as calculated under Section 8 below.

6.	20-Day Average Stock Price Requirement.

a.
Right to Exercise Option. The extent to which the Optionee will receive the right to exercise the Option is based on the Corporation reaching targeted 20-day average stock prices of its Common Stock, at anytime during the 3 year Performance Period based on the following chart:

20-Day Average Stock Price Requirement	Percentage of Target Stock Options Earned
$xx	100% of Target Stock Options
$xx	90% of Target Stock Options
$xx	80% of Target Stock Options
Less than $xx	0% of Target Stock Options

Note: Interpolation between points will not be made.

7.	Calculation and Certification of 20-Day Average Stock Price.

a.
20-Day Average Stock Price Calculation. For purposes of measurement, the average stock price will be measured as the simple average of the closing price for each trading day of the Corporation's Common Stock during any 20 consecutive trading days during the 3 year Performance Period.

b.
Compensation Committee Certification. Following the occurrence of a 20-day average stock price of the Corporation's Common Stock exceeding one of the three measurement thresholds provided in Section 6. a. above, the Committee will certify at its next committee meeting whether or not the measurement threshold has been met. The Committee may determine, in its sole discretion, that the 20-day average stock price was met by the influence of artificial means and therefore the applicable measurement threshold has not been met.

8.
Calculation of Stock Options Awarded. Subject to earlier forfeiture as provided in Section 10 below, at the end of the Performance Period, the Corporation will calculate the actual number of Options awarded under the Agreement, if any, by multiplying the Number of Target Stock Options (as stated on the Notice of Grant) subject to the Agreement by the applicable Percentage of Target Stock Options Earned (as provided in Section 6 above).

9.	Exercise of Options.

a.
Right to Exercise. Subject to the Option satisfying the vesting and performance conditions of Section 5 above, this Option may be exercised, at any time after the end of the Performance Period defined in Section 4 above, and in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provision of the Plan and this Agreement as to all full shares that have become so purchasable. Except as otherwise provided in the Plan, the Option may not be exercised unless the Optionee shall, at the time of exercise, be a Consultant or Employee of the Navistar Companies.

b.
Method of Exercise. Subject to the terms and conditions contained in this Agreement and the Plan, the Option may be exercised by giving notice as provided in instructions issued by the Corporate Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Corporate Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 2701 Navistar Drive, Lisle, Illinois 60532. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by instructions to the Corporate Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the Option, or, if not covered by such instructions, for payment of the full purchase price of said Shares by cash, including a personal check made payable to the Corporation, or by delivering at Fair Market Value on the date of exercise unrestricted Common Stock already owned by the Optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. In the event that the Option shall be exercised, pursuant to section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the Option. The date of exercise of the Option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Corporate Secretary's instructions or by the Corporate Secretary. The payment due to the Optionee upon exercise of the Option will be settled solely in Common Stock. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

c.
Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) cash; (ii) check; (iii) consideration received by the Corporation under a cashless exercise program; or (iv) surrender of other shares of Common Stock of the Corporation which (a) in the case of shares acquired upon exercise of an option or otherwise, have been owned by the Optionee for such period of time (if any) as may be required to avoid a charge to the Corporations earnings, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the exercised Shares.

d.
Tax Withholding Obligations. As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state, local statute, ordinance, rule, regulation or any other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares subject to the Option, whether by withholding, direct payment to the Corporation, or otherwise. Shares which otherwise would be delivered to the holder of the Option may be delivered, at the election of the holder, to the Corporation in payment of federal, state and/or local withholding taxes due in connection with an exercise.

e.
Transfer of Shares. No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise compiles with relevant provisions of law (including the Federal and State securities laws) and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised Shares.

10.
Termination of Option. Except as otherwise provided herein, the Option shall terminate; (i) if the vesting and performance conditions defined in Section 5 above have not been met, (ii) if the vesting and performance conditions defined in Section 5 have been met then upon the expiration of (7) seven years from the Date of Grant or if sooner; (iii) immediately if termination of employment (in the case of an Employee) or service as a Consultant occurs prior to the end of the Performance Period, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Optionee or his or her representative to purchase Shares of the Corporation's Common Stock shall expire under the terms provided in Sections [11], 12 and 13 below; (iv) if termination of employment (in the case of an Employee) or service as a Consultant occurs after the end of the Performance Period then any outstanding option would expire (12) twelve months after termination of employment or service, unless such employment or service is terminated as a result of a Qualified Retirement, death or disability, in which case the right of the Optionee or his or her representative to purchase Shares of the Corporation's Common Stock shall expire under the terms provided in sections [11], 12 and 13 below.

11.
[Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs (i) at any time after the first (12) twelve months and (1) one day after the grant date and (ii) after the Employee attains age 55 and at the time of the termination the Employee has either: (x) (10) ten or more years of continuous service as a full-time Employee, or (y) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). In the event of a Qualified Retirement, an Employee who holds an outstanding Option may exercise the Option to the extent the Option is exercisable or becomes exercisable under its terms, at any time during the term of this Agreement.]

12.
Disability. In the event of a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant, as determined by the Committee), the Optionee, may exercise the Option, to the extent the Option is exercisable or becomes exercisable under its terms, at any time within (3) three years after such termination or, if later, the date on which the Option becomes exercisable with respect to such Shares, but not after the expiration of the term of this Agreement.

13.
Death. In the event of the death of the Optionee, any Option exercisable under this Agreement may be exercised by a legatee, or by the personal representatives or distributees, at any time within a period of (2) two years after death, but not after the expiration of the term of this Agreement. If death occurs while employed by the Navistar Companies or while performing services as a Consultant, or after a [Qualified Retirement], or during the (3) three year period specified in Section 12 above, the Option may be exercised to the extent of the remaining Shares covered by the Option whether or not such Shares were exercisable at the date of death. If death occurs during the (12) twelve month period specified in Section 10 above, the Option may be exercised to the extent of the number of Shares that were exercisable at the date of death.

14.
Non Transferability of Option.  The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee. The designation of a beneficiary does not constitute a transfer. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee

15.
Rights of a Stockholder.  The Optionee shall have none of the rights of a stockholder with respect to any of the Shares of Common Stock subject to the Option until such Shares shall be issued upon the exercise of the Option.

16.
Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Agreement, the Optionee acknowledges and understands that (a) the Option is an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Option is not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Optionee's involuntary termination of employment or service as a Consultant with the Navistar Companies, the Optionee's right to receive future Options under the Plan and to vest in the Options shall terminate as of the date that the Optionee is no longer actively employed or providing service as a Consultant and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Optionee retains any right to continue to vest in the Options and to exercise the Options pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest and exercise shall be measured from the date the Optionee terminates active employment or service as a Consultant with the Navistar Companies and shall not be extended by any notice period under local law.

17.
No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of Shares pursuant to the vesting schedule in the Notice of Grant is earned only by continuing as an Employee or Consultant, at the will of the Navistar Companies (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). The Optionee further acknowledges and agrees that nothing in the Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Optionee any right with respect to continuation as an Employee or Consultant with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies right to terminate his or her employment relationship or service relationship as a Consultant at any time, with or without cause.

18.
Confidentiality. The Optionee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Optionee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

19.
Non-Competition. In consideration of the Option granted under this Agreement which may become exercisable pursuant to Sections 5 and 8 above, the Optionee agrees to be bound by the covenants of this Section 19.  The Optionee acknowledges that the covenants contained within this Section 19 are essential elements of this Agreement, and that, but for the agreement of the Optionee to comply with such covenants, the Corporation would not have entered into this Agreement.  The right to exercise this Option shall be made with respect to the covenants of this Section 19 at such time(s) when all other terms and conditions of the Agreement and the Plan have been satisfied. The Optionee agrees that he or she shall:

At all times during the Performance Period and for a period of (12) twelve months immediately following termination of employment for any reason, not, directly or indirectly (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise), provide services to any other business or organization anywhere in the United States of America or its territories, Canada, Mexico, Brazil, United Kingdom, Germany, South Africa, United

Arab Emirates, India and the People's Republic of China, or any other country in which the Navistar Companies, directly or indirectly including but not limited to through a joint venture, strategic alliance or other similar arrangement, conducts business at the time of the Optionee's termination of employment that competes with the business of the Navistar Companies by (1) manufacturing, selling or servicing medium or heavy duty vehicles with diesel powered engines (including but not limited to commercial trucks, commercial buses, school buses, recreational vehicles, and military vehicles), parts or components for such vehicles, diesel powered engines for such vehicles, parts or components for diesel powered engines for such vehicles, or providing financing or financing-related services related to any such manufacturing, selling or servicing activities, or (2) providing other services or products which are the same as or substantially similar to those provided by the Navistar Companies at the time of the Optionee's termination of employment”); provided, however, that such restriction shall not prohibit the Optionee's purchase or ownership of less than 5% of the outstanding voting stock of a publicly-held company so long as such ownership is passive in nature.
The Optionee acknowledges and agrees that the foregoing covenants set forth in this Section 19 are reasonable, including without limitation, as to scope, activity, subject, geography and duration, and that irreparable injury will result to the Navistar Companies in the event of any violation by the Optionee of these covenants, and that said covenants are a condition precedent to the Corporation and the Navistar Companies willingness to enter into this Agreement and grant the Option set forth in this Agreement.  In the event that any of the foregoing covenants are violated, the Corporation and the Navistar Companies shall be entitled, in addition to any other remedies and damages available under law, equity, or otherwise, to recoup, offset, suspend, or terminate this Option and benefits previously paid or otherwise subsequently owed to the Optionee under this Agreement, to injunctive relief from any court of competent jurisdiction to restrain the violation of such covenants, and/or to prevent any threatened violation by the Optionee, and/or by any person or persons acting for, or in concert with, the Optionee in any capacity whatsoever, without posting a bond or other security. In addition, if such a court deems that any of the foregoing covenants are unreasonable, the Corporation and Optionee agree that the maximum permissible period and scope prescribed by such court shall be substituted for the stated period and scope.

20.
Consent to Transfer Personal Data. By accepting this Agreement, the Optionee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 20. The Optionee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Optionee's ability to participate in the Plan. The Corporation holds certain personal information about the Optionee, which may include the Optionee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs, or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Optionee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Optionee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Optionee's behalf to a broker or other third party with whom the Optionee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Optionee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Optionee's consent may affect the Optionee's ability to participate in the Plan.

21.
Electronic Delivery. The Corporation may, in its sole discretion decide to deliver any documents related to Stock Options awarded under the Plan or future Stock Options that may be awarded under the Plan by electronic means or request Optionee's consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Corporation or another third party designated by the Corporation.

22.
Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Optionee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Optionee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Optionee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Optionee hereunder may be made without the Optionee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Optionee, the provisions of the this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Agreement as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the Options that are then subject to terms or conditions of this Agreement.

23.
Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Optionee or the Corporation.

24.
Construction.  A copy of the Plan has been given to the Optionee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violate or are inconsistent with any provisions of the Plan, this Agreement shall govern and any inconsistent provision in the Plan shall be of no force or effect. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Optionee agrees to comply with the terms of the Plan as so amended from time to time.

25.
Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

26.
Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Optionee and their successors and assigns.

27.
Entire Understanding.      This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

28.
Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Optionee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Optionee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

29.	Signature. This Agreement shall be deemed executed by the Corporation and the Optionee upon execution by such parties (or upon the Optionee's online acceptance) of the Notice of Grant.

Exhibit 10.83
NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
AND AWARD AGREEMENT

Optionee:    [___________]
Address:        [___________]

You have been granted an option to purchase Common Stock of Navistar International Corporation, a Delaware corporation (the “Corporation”) as set forth below:

Date of Grant:            [___________]

Vesting Commencement Date:    [___________]

Exercise Price Per Share:        [___________]

Number of Shares Granted:    [___________]

Type of Option:            [____] Incentive Stock Option

[____] Non-Qualified Stock Option

Expiration Date:            [___________]

Vesting Schedule:
This Option can be exercised in whole or in part, in accordance with the                         following schedule, provided, however that this Option shall expire on the                     Expiration Date above and must be exercised, if at all, on or before the                         Expiration Date:

[To be determined at the time of grant]

By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this award through the Corporation's online acceptance procedure, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the 2013 Performance Incentive Plan or any successor plan, and the Stock Option Agreement, which are hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

_________________________________

Executive Vice President and CFO

Attest:                    OPTIONEE

__________________________        _________________________________

Corporate Secretary

NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.
Grant of Option. Navistar International Corporation, a Delaware corporation (the “Corporation”) hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Notice of Grant”) the right and option (this “Option”) to purchase all or any part of an aggregate of the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions, restrictions, and conditions of the 2013 Performance Incentive Plan, as amended (the “Plan”) or any successor plan, which is incorporated into this Stock Option Agreement (the “Agreement”) by reference. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to meet the requirements set out under Section 422 of the Code. However, if this Option exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-Qualified Stock Option (“NQO”).

2.
Acceptance of Terms and Conditions. By accepting this Option, the Optionee agrees to be bound by the terms and conditions of this Agreement, the Plan and any and all conditions established by the Corporation in connection with Stock Options issued under the Plan, and understands that this Option does not confer any legal or equitable right (other than those constituting the Option itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly, or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

3.
Term of Option. The term of this Option shall be for a period of (7) seven years from the Date of Grant set forth in the Notice of Grant and, subject to the terms and conditions of the Plan, provided, however that this Option shall expire on the Expiration Date set forth in the Notice of Grant and must be exercised, if at all, on or before the Expiration Date.

4.	Exercise of Option.

(i)Right to Exercise. This Option may be exercised, at any time or from time to time during said term, in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provision of the Plan and this Agreement as to all full shares that have become so purchasable. Except as otherwise provided in the Plan, the Option may not be exercised unless the Optionee shall, at the time of exercise, be a Consultant, Employee, or Non-Employee Director of the Navistar Companies.

(ii)Method of Exercise. Subject to the terms and conditions contained in this Agreement and the Plan, the Option may be exercised by giving notice as provided in instructions issued by the Corporate Secretary for the exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Corporate Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 2701 Navistar Drive, Lisle, Illinois 60532. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by instructions to the Corporate Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the Option, or, if not covered by such instructions, for payment of the full purchase price of said Shares by cash, including a personal check made payable to the Corporation, or by delivering at Fair Market Value on the date of exercise unrestricted Common Stock already owned by the Optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. In the event that the Option shall be exercised, pursuant to section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the Option. The date of exercise of the Option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Corporate Secretary's instructions or by the Corporate Secretary. The payment due to the Optionee upon exercise of the Option will be settled solely in Common Stock. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

(iii) Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) cash; (ii) check; (iii) consideration received by the Corporation under a cashless exercise program; or (iv) surrender of other shares of Common Stock of the Corporation which (a) in the case of shares acquired upon exercise of an option or otherwise, have been owned by the Optionee for such period of time (if any) as may be required to avoid a charge to the Corporations earnings, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the exercised Shares.

(iv) Tax Withholding Obligations. As a condition to the exercise of this Option, the Optionee agrees to make adequate provision for federal, state, local statute, ordinance, rule, regulation or any other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares subject to the Option, whether by withholding, direct payment to the Corporation, or otherwise. Shares which otherwise would be delivered to the holder of the Option may be delivered, at the election of the holder, to the Corporation in payment of federal, state and/or local withholding taxes due in connection with an exercise.

(v)Transfer of Shares. No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise compiles with relevant provisions of law (including the Federal and State securities laws) and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such exercised Shares.

5.
Termination of Option. Except as otherwise provided herein, the Option shall terminate; (i) upon the expiration of (7) seven years from the Date of Grant or if sooner; (ii) (12) twelve months after termination of employment or service as a Consultant or Non-Employee Director, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Optionee or his or her representative to purchase Shares of the Corporation's Common Stock shall expire under the terms provided in sections [6], 7 and 8 below.

6.
[Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs (i) at any time after the first (12) twelve months and (1) one day after the grant date and (ii) after the Employee attains age 55 and at the time of the termination the Employee has either: (x) (10) ten or more years of continuous service as a full-time Employee, or (y) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event of a Qualified Retirement an Employee or Non-Employee Director who holds an outstanding Option may exercise the Option to the extent the Option is exercisable or becomes exercisable under its terms, at any time during the term of this Agreement.]

7.
Disability. In the event of a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the Optionee, may exercise the Option, to the extent the Option is exercisable or becomes exercisable under its terms, at any time within (3) three years after such termination or, if later, the date on which the Option becomes exercisable with respect to such Shares, but not after the expiration of the term of this Agreement.

8.
Death. In the event of the death of the Optionee, any Option exercisable under this Agreement may be exercised by a legatee, or by the personal representatives or distributees, at any time within a period of (2) two years after death, but not after the expiration of the term of this Agreement. If death occurs while employed by the Navistar Companies or while performing services as a Consultant or Non-Employee Director, or after a [Qualified Retirement], or during the (3) three year period specified in Section 7 above, the Option may be exercised to the extent of the remaining Shares covered by the Option whether or not such Shares were exercisable at the date of death. If death occurs during the (12) twelve month period specified in Section 5 above, the Option may be exercised to the extent of the number of Shares that were exercisable at the date of death.

9.
Non Transferability of Option.  The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee. The designation of a beneficiary does not constitute a transfer. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee

10.
Federal Tax Treatment of Stock Option. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. The tax laws and regulations are subject to change. The Optionee should consult a tax advisor before exercising this Option or disposing of the Shares.

(i)Non-Qualified Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NQO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Corporation will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii)Disposition of Non-Qualified Stock Option Shares. If the Optionee holds NQO Shares for at least one year from the date of exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(iii)Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for feral tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee any Incentive Stock Option of the Optionee that remains outstanding and unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option on the date 3 months and 1 day following such change of status.

(iv)Disposition of Incentive Stock Option Shares. If the Optionee holds ISO Shares for at least (1) one year after exercise and (2) two years after the Grant Date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the Grant Date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

11.
Notice of Disqualifying Disposition. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO exercise on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Corporation in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Corporation on the compensation income recognized from such early disposition of Shares subject to the Option exercise by payment in cash or out of current earnings paid to the Optionee.

12.
Rights of a Stockholder.  The Optionee shall have none of the rights of a stockholder with respect to any of the Shares of Common Stock subject to the Option until such Shares shall be issued upon the exercise of the Option.

13.
Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Agreement, the Optionee acknowledges and understands that (a) the Option is an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the Option is not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Optionee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Optionee's right to receive future Options under the Plan and to vest in the Options shall terminate as of the date that the Optionee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Optionee retains any right to continue to vest in the Options and to exercise the Options pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest and exercise shall be measured from the date the Optionee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.
No Guarantee of Continued Service. Optionee acknowledges and agrees that the vesting of Shares pursuant to the vesting schedule in the Notice of Grant is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). The Optionee further acknowledges and agrees that nothing in the Agreement, nor in the Plan which is incorporated in this Agreement by reference, shall confer upon the Optionee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.
Confidentiality. The Optionee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Optionee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.
Non-Competition. In consideration of the Option granted under this Agreement which may become exercisable pursuant to the Vesting Schedule set out in the Notice of Grant above, the Optionee agrees to be bound by the covenants of this Section 16.  The Optionee acknowledges that the covenants contained within this Section 16 are essential elements of this Agreement, and that, but for the agreement of the Optionee to comply with such covenants, the Corporation would not have entered into this Agreement.  The right to exercise this Option shall be made with respect to the covenants of this Section 16 at such time(s) when all other terms and conditions of the Agreement and the Plan have been satisfied. The Optionee agrees that he or she shall:

At all times during the vesting period and for a period of (12) twelve months immediately following termination of employment for any reason, not, directly or indirectly (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise), provide services to any other business or organization anywhere in the United States of America or its territories, Canada, Mexico, Brazil, United Kingdom, Germany, South Africa, United Arab Emirates, India and the People's Republic of China, or any other country in which the Navistar Companies, directly or indirectly including but not limited to through a joint venture, strategic alliance or other similar arrangement, conducts business at the time of the Optionee's termination of employment that competes with the business of the Navistar Companies by (1) manufacturing, selling or servicing medium or heavy duty vehicles with diesel powered engines (including but not limited to commercial trucks, commercial buses, school buses, recreational vehicles, and military vehicles), parts or components for such vehicles, diesel powered engines for such vehicles, parts or components for diesel powered engines for such vehicles, or providing financing or financing-related services related to any such manufacturing, selling or servicing activities, or (2) providing other services or products which are the same as or substantially similar to those provided by the Navistar Companies at the time of the Optionee's termination of employment”); provided, however, that such restriction shall not prohibit the Optionee's purchase or ownership of less than 5% of the outstanding voting stock of a publicly-held company so long as such ownership is passive in nature.
The Optionee acknowledges and agrees that the foregoing covenants set forth in this Section 16 are reasonable, including without limitation, as to scope, activity, subject, geography and duration, and that irreparable injury will result to the Navistar Companies in the event of any violation by the Optionee of these covenants, and that said covenants are a condition precedent to the Corporation and the Navistar Companies willingness to enter into this Agreement and grant the Option set forth in this Agreement.  In the event that any of the foregoing covenants are violated, the Corporation and the Navistar Companies shall be entitled, in addition to any other remedies and damages available under law, equity, or otherwise, to recoup, offset, suspend, or terminate this Option and benefits previously paid or otherwise subsequently owed to the Optionee under this Agreement, to injunctive relief from any court of competent jurisdiction to restrain the violation of such covenants, and/or to prevent any threatened violation by the Optionee, and/or by any person or persons acting for, or in concert with, the Optionee in any capacity whatsoever, without posting a bond or other security. In addition, if such a court deems that any of the foregoing covenants are unreasonable, the Corporation and Optionee agree that the maximum permissible period and scope prescribed by such court shall be substituted for the stated period and scope.

17.
Consent to Transfer Personal Data. By accepting this Agreement, the Optionee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 17. The Optionee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Optionee's ability to participate in the Plan. The Corporation holds certain personal information about the Optionee, which may include the Optionee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs, or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Optionee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Optionee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Optionee's behalf to a broker or other third party with whom the Optionee may elect to deposit any lump sum cash payment or shares of Common Stock acquired pursuant to the Plan. The Optionee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Optionee's consent may affect the Optionee's ability to participate in the Plan.

18.
Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Optionee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Optionee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Optionee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Optionee hereunder may be made without the Optionee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Optionee, the provisions of the this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Agreement as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the Options that are then subject to terms or conditions of this Agreement.

19.
Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Optionee or the Corporation.

20.
Construction.  A copy of the Plan has been given to the Optionee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violate or are inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Optionee agrees to comply with the terms of the Plan as so amended from time to time.

21.
Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

22.
Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Optionee and their successors and assigns.

23.
Entire Understanding.      This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

24.
Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Optionee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Optionee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

25.	Signature. This Agreement shall be deemed executed by the Corporation and the Optionee upon execution by such parties (or upon the Optionee's online acceptance) of the Notice of Grant.

Exhibit 10.84
NAVISTAR INTERNATIONAL CORPORATION
2013 PERFORMANCE INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT GRANT
AND AWARD AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF RESTRICTED STOCK UNITS:

DATE OF GRANT:

Navistar International Corporation, a Delaware corporation (the “Corporation”), is pleased to confirm that you (the “Grantee”) have been granted a Restricted Stock Unit Award (this “Award”), effective as of the Date of Grant set forth above (the “Grant Date”). This Award is subject to the terms and conditions of this Restricted Stock Unit Award Notice and Agreement (this “Agreement”) and is made under the Corporation's 2013 Performance Incentive Plan, as may be amended from time to time (the “Plan”) or any successor plan, which is incorporated into and made a part of this Agreement. Any capitalized terms used in this Agreement that are otherwise not defined herein shall have the same meaning prescribed under the Plan.

1.    Acceptance of Terms and Conditions. By accepting this Award, the Grantee agrees to be bound by the terms and conditions of this Agreement, the Plan, and any and all conditions established by the Corporation in connection with Awards issued under the Plan, and understands that this Award does not confer any legal or equitable right (other than those constituting the Award itself) against the Corporation or any of its subsidiaries (collectively, the “Navistar Companies”), directly or indirectly, or give rise to any cause of action at law or in equity against the Navistar Companies.

2.    Grant of Restricted Stock Units. Subject to the restrictions, limitations, terms and conditions specified in the Plan and this Agreement, the Corporation hereby grants this Award to the Grantee as of the Grant Date equal to the above-stated number of Restricted Stock Units (each, an “RSU” and collectively, the “RSUs”), with each such RSU representing the right to receive one share of the Corporation's Common Stock, $0.10 par value per share (“Common Stock”).

3.    Vesting of Restricted Stock Units. Subject to the terms and conditions of this Agreement and the Plan, the RSUs shall vest as follows:

NUMBER OF SHARES:         VESTED ON OR AFTER:
NUMBER OF SHARES:         VESTED ON OR AFTER:
NUMBER OF SHARES:         VESTED ON OR AFTER:

4.    No Dividends or Dividend Equivalents. The Grantee shall not receive dividends or dividend equivalents on the RSUs.

5.    Conversion of Vested Restricted Stock Units; Issuance of Common Stock. To the extent, if any, the RSUs are vested pursuant to the terms of this Agreement or the Plan, shares of Common Stock shall be issued to or in respect of the Grantee on the earliest of the following dates: (a) as soon as practicable after the vesting date as specified in Section 3 above, or (b) in the event all of the RSUs become vested upon the Grantee's death pursuant to Section 10 below, as soon as practicable after the date of the Grantee's death. On the date shares of Common Stock are to be so issued to or in respect of the Grantee, subject to Section 7 of this Agreement, the Corporation shall promptly cause to be issued in book-entry form, registered in the Grantee's name, the appropriate number of shares of Common Stock in payment of such vested and unrestricted RSUs. If, however, the Grantee elects to defer payment of any such shares of Common Stock, if and to the extent permitted to so elect under Section 6 of this Agreement, such shares of Common Stock shall be issued pursuant to and in accordance with the deferral election agreement entered into between the Corporation and the Grantee. The value of whole RSUs shall be settled solely in shares of Common Stock. The value of any fractional RSUs shall be paid in cash at such time shares of Common Stock are delivered to the Grantee in payment of the RSUs.

6.    Tax Withholding Obligations.  The Grantee shall be required to deposit with the Corporation either (i) an amount of cash equal to the amount determined by the Corporation to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state or local statute, ordinance, rule or regulation in connection with the grant or vesting of the RSUs (the “Taxes”) or (ii) a number of RSUs otherwise deliverable in shares of Common Stock hereunder having a fair market value sufficient to satisfy the statutory minimum of all or part of the Grantee's estimated Taxes.  The Corporation shall not deliver any of the shares of Common Stock due to Grantee upon vesting of the RSUs until and unless the Grantee has made the deposit required herein or proper provision for required withholding has been made.

7.Effect of Termination of Employment. Except as otherwise provided herein, any unvested RSU shall immediately be forfeited to the Corporation upon termination of employment or service as a Consultant or Non-Employee Director from the Navistar Companies, unless such employment or service is terminated as a result of a [Qualified Retirement], death or disability, in which case the right of the Grantee or his or her representative to receive the benefits of the RSUs shall be governed under the terms provided in Sections [8], 9 and 10 below.

8.[Qualified Retirement. “Qualified Retirement” means with respect to an Employee a termination from employment from the Navistar Companies that occurs (i) at any time after the first (12) twelve months and (1) one day after the grant date and (ii) after the Employee attains age 55 and at the time of the termination the Employee has either: (x) (10) ten or more years of continuous service as a full-time Employee, or (y) (10) ten or more years of service that would constitute credited service under the definition contained in the Navistar, Inc. Retirement Plan for Salaried Employees ("RPSE"). Qualified Retirement for a Non-Employee Director means retirement under the retirement policy of the Board of Directors, as in effect from time to time. In the event an Employee or Non-Employee Director holds unvested RSUs at the time of a Qualified Retirement, the RSUs will continue to vest according to the terms of this Award.]

9.Disability. In the event an Employee, Consultant or Non-Employee Director suffers a total and permanent disability, as defined by the Corporation's long term disability programs (or in the case of a Consultant or Non-Employee Director, as determined by the Committee), the RSUs will continue to vest according to the terms of this Award.

10.    Death. In the event the Grantee dies while employed by the Navistar Companies, performing services as a Consultant, or serving as a Non-Employee Director, or after a [Qualified Retirement], or after a total and permanent disability as defined in Section 9 above, the RSUs will vest as of the date of death and all restrictions shall lapse and the RSUs will be immediately transferable to the named beneficiary or to the Grantee's estate. Any RSUs that becomes payable after the Grantee's death shall be distributed to the Grantee's beneficiary or beneficiaries.

11.    Rights as Stockholder.  Subject to Section 4 of this Agreement, the Grantee shall have the same rights as a stockholder of the Corporation in respect to the RSUs, except that the RSUs shall not include the right to vote until and unless the RSUs have vested and ownership of shares of Common Stock represented by the RSUs have been transferred to (or on behalf of) the Grantee.

12.    Transferability.  Except to the extent provided in the Plan in the case of the Grantee's death, the RSUs may neither be made subject to any encumbrance nor transferred by means of sale, assignment, exchange, pledge, or otherwise.

13.    Extraordinary Item; Coordination with Local Law.  By voluntarily acknowledging and accepting this Award, the Grantee acknowledges and understands that (a) the RSUs are an extraordinary item relating to compensation for future services to the Navistar Companies and are not under any circumstances to be considered compensation for past services; (b) the RSUs are not part of normal or expected compensation or salary for any purposes, including, without limitation, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, service-based awards, pension or retirement benefits or similar payments; and (c) notwithstanding any terms or conditions of the Plan or this Agreement to the contrary, in the event of the Grantee's involuntary termination of employment or service as a Consultant or Non-Employee Director with the Navistar Companies, the Grantee's right to receive future Restricted Stock Units under the Plan and to vest in the RSUs shall terminate as of the date that the Grantee is no longer actively employed or providing service as a Consultant or Non-Employee Director and will not be extended by any notice period under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); provided, however, that to the extent the Grantee retains any right to continue to vest in the RSUs pursuant to and in accordance with the Plan and this Agreement following such termination, the right to so vest shall be measured from the date the Grantee terminates active employment or service as a Consultant or Non-Employee Director with the Navistar Companies and shall not be extended by any notice period under local law.

14.    No Guarantee of Continued Service.  Grantee acknowledges and agrees that the vesting of shares pursuant to the Award Agreement is earned only by continuing as an Employee, Consultant or Non-Employee Director, at the will of the Navistar Companies (not through the act of being hired, being granted this Award Agreement or acquiring shares under this Award

Agreement). The Grantee further acknowledges and agrees that nothing in the Award Agreement, nor in the Plan which is incorporated in this Award Agreement by reference, shall confer upon the Grantee any right with respect to continuation as an Employee, Consultant or Non-Employee Director with the Navistar Companies, nor shall it interfere in any way with his or her right or the Navistar Companies' right to terminate his or her employment relationship or service relationship as a Consultant or Non-Employee Director at any time, with or without cause.

15.    Confidentiality. The Grantee agrees to not disclose the existence or terms of this Agreement to any other employees of the Navistar Companies or third parties with the exception of the Grantee's accountants, attorneys, or spouse, and shall ensure that none of them discloses such existence or terms to any other person, except as required to comply with legal process.

16.     Non-Competition. In consideration of the Award granted under this Agreement which may become issuable pursuant to Sections 3 and 5 above, the Grantee agrees to be bound by the covenants of this Section 16.  The Grantee acknowledges that the covenants contained within this Section 16 are essential elements of this Agreement, and that, but for the agreement of the Grantee to comply with such covenants, the Corporation would not have entered into this Agreement.  The right to this Award shall be made with respect to the covenants of this Section 16 at such time(s) when all other terms and conditions of the Agreement and the Plan have been satisfied. The Grantee agrees that he or she shall:
At all times during the vesting period and for a period of (12) twelve months immediately following termination of employment for any reason, not, directly or indirectly (whether as owner, principal, agent, partner, officer, director, employee, consultant, investor, lender or otherwise), provide services to any other business or organization anywhere in the United States of America or its territories, Canada, Mexico, Brazil, United Kingdom, Germany, South Africa, United Arab Emirates, India and the People's Republic of China, or any other country in which the Navistar Companies, directly or indirectly including but not limited to through a joint venture, strategic alliance or other similar arrangement, conducts business at the time of the Grantee's termination of employment that competes with the business of the Navistar Companies by (1) manufacturing, selling or servicing medium or heavy duty vehicles with diesel powered engines (including but not limited to commercial trucks, commercial buses, school buses, recreational vehicles, and military vehicles), parts or components for such vehicles, diesel powered engines for such vehicles, parts or components for diesel powered engines for such vehicles, or providing financing or financing-related services related to any such manufacturing, selling or servicing activities, or (2) providing other services or products which are the same as or substantially similar to those provided by the Navistar Companies at the time of the Grantee's termination of employment”); provided, however, that such restriction shall not prohibit the Grantee's purchase or ownership of less than 5% of the outstanding voting stock of a publicly-held company so long as such ownership is passive in nature.
The Grantee acknowledges and agrees that the foregoing covenants set forth in this Section 16 are reasonable, including without limitation, as to scope, activity, subject, geography and duration, and that irreparable injury will result to the Navistar Companies in the event of any violation by the Grantee of these covenants, and that said covenants are a condition precedent to the Corporation and the Navistar Companies willingness to enter into this Agreement and grant the Award set forth in this Agreement.  In the event that any of the foregoing covenants are violated, the Corporation and the Navistar Companies shall be entitled, in addition to any other remedies and damages available under law, equity, or otherwise, to recoup, offset, suspend, or terminate this Award and benefits previously paid or otherwise subsequently owed to the Grantee under this Agreement, to injunctive relief from any court of competent jurisdiction to restrain the violation of such covenants, and/or to prevent any threatened violation by the Grantee, and/or by any person or persons acting for, or in concert with, the Grantee in any capacity whatsoever, without posting a bond or other security. In addition, if such a court deems that any of the foregoing covenants are unreasonable, the Corporation and Grantee agree that the maximum permissible period and scope prescribed by such court shall be substituted for the stated period and scope.
17.    Consent to Transfer Personal Data. By accepting this Award, the Grantee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 17. The Grantee is not obliged to consent to such collection, use, processing and transfer of personal data. However, failure to provide the consent may affect the Grantee's ability to participate in the Plan. The Corporation holds certain personal information about the Grantee, which may include the Grantee's name, home address and telephone number, facsimile number, e-mail address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, drivers license information, date of birth, birth certificate, social security number or other employee identification number, nationality, C.V. (or resume), wage history, employment references, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax related information, plan or benefit enrollment forms and elections, equity or benefit statements, any shares of stock or directorships in the Corporation, details of all options, RSUs or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Grantee's favor, for the purpose of managing and administering the Plan (“Data”). The Navistar Companies will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee's participation in the Plan, and the Corporation may further transfer Data to any third parties assisting the Corporation in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States of America. The Grantee authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of Common Stock or cash on the Grantee's behalf to a broker or other third party with whom the Grantee may elect to deposit any shares of Common Stock or cash payment acquired pursuant to the Plan. The Grantee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Corporate Secretary for the Corporation; however, withdrawing the Grantee's consent may affect the Grantee's ability to participate in the Plan.

18.    Amendment.  Except as otherwise specified in this Agreement, this Agreement may be amended only by a writing executed by the Corporation and the Grantee that specifically states that it is so amending this Agreement.  Notwithstanding the foregoing, this Agreement may be amended by the Committee, without the consent of the Grantee, by a writing that specifically states that it is so amending this Agreement, so long as a copy of such amendment is delivered to the Grantee, and provided that no such amendment that eliminates or adversely affects any right or obligation of the Grantee hereunder may be made without the Grantee's consent.  Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Grantee, the provisions of the RSUs or this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of a mistake of fact or any change in applicable laws or regulations or any future law, regulation, ruling or judicial decisions, provided that any such change shall be applicable only to the RSUs that are then subject to terms or conditions of this Agreement.

19.    Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable by appropriate authority under the law of any jurisdiction applicable to this Agreement, the same shall not affect, in any respect whatsoever, the validity, legality, or enforceability of any other provision of this Agreement, and this Agreement shall continue, to the fullest extent permitted by law, as if such invalid, illegal, or unenforceable provision were omitted and/or modified by such appropriate authority so as to preserve its validity, legality, or enforceability, unless such omission or modification would substantially impair the rights or benefits under this Agreement of the Grantee or the Corporation.

     20.    Construction.  A copy of the Plan has been given to the Grantee and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Corporation or can be requested in writing sent to the Corporate Secretary, Navistar International Corporation, 2701 Navistar Drive, Lisle, Illinois 60532. To the extent that any provisions of this Agreement violates or is inconsistent with any provisions of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect. Grantee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code, and Grantee agrees to comply with the terms of the Plan as so amended from time to time.

21.    Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction or application of the terms of this Agreement or the Plan will be determined and resolved by the Committee or its authorized delegate. Such determination or resolution by the Committee or its authorized delegate will be final, binding and conclusive on all persons for all purposes.

22.    Successors and Assigns.  This Agreement shall be binding upon and, subject to the conditions hereof, inure to the benefit of the Corporation, its successors and assigns, and the Grantee and his successors and assigns.

23.    Entire Understanding.  This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto.

24.    Governing Law.  Subject to the terms of the Plan, all matters arising under this Agreement including matters of validity, construction and interpretation, shall be governed by the internal laws of the State of Illinois, without regard to the conflicts of law provisions of that State or any other jurisdiction. The Grantee and the Corporation agree that all claims in respect of any action or proceeding arising out of or relating to this Agreement shall be heard or determined in any state or federal court sitting in Illinois, and the Grantee agrees to submit to the jurisdiction of such courts, to bring all such actions or proceedings in such courts and to waive any defense of inconvenient forum to such actions or proceedings. A final judgment in any action or proceeding so brought shall be conclusive and may be enforced in any manner provided by law.

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By your signature and the signature of the Corporation's representatives below, or by indicating your acceptance of this Award through the Corporation's online acceptance procedure, you and the Corporation agree that this Award is granted under and governed by the terms and conditions of the Plan or any successor plan, which is hereby incorporated by reference and made a part of this document.

NAVISTAR INTERNATIONAL CORPORATION

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Executive Vice President and CFO

Attest:                    GRANTEE

__________________________        _________________________________

Corporate Secretary